SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2003

BROCADE COMMUNICATIONS SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-25601 (Commission File Number)	77-0409517 (I.R.S. Employer Identification Number)

1745 Technology Drive
San Jose, CA 95110
(Address, including zip code, of principal executive offices)

(408) 487-8000
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.
Item 12. Results of Operations and Financial Condition.
EXHIBIT INDEX
EXHIBIT 99.1

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release, dated August 13, 2003, announcing financial results of Brocade Communications Systems, Inc. for the fiscal quarter ended July 26, 2003.

Item 12. Results of Operations and Financial Condition.

     On August 13, 2003, Brocade Communications Systems, Inc. issued a press release announcing its financial results for the fiscal quarter ended July 26, 2003. A copy of the press release is attached as Exhibit 99.1, and the information in Exhibit 99.1 is incorporated herein by reference.

     The information in this Current Report on Form 8-K and the exhibit attached hereto is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROCADE COMMUNICATIONS SYSTEMS, INC.

Dated: August 13, 2003	By:	/s/ Antonio Canova

Antonio Canova Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated August 13, 2003, announcing financial results of Brocade Communications Systems, Inc. for the fiscal quarter ended July 26, 2003.